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Exhibit 10.2

        This Warrant and the shares of Common Stock which may be acquired upon exercise of this Warrant may not be publicly offered or sold unless at the time of such offer or sale, the person making such offer or sale delivers a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, forming a part of a registration statement, or post-effective amendment thereto, which is effective under said Act, or unless in the opinion of counsel to the Company and such person, such offer and sale is exempt from the applicable provisions of Section 5 of said Act.

WARRANT

For the Purchase
of 200,000 Shares of Common Stock
of INRAD, INC.

Void After 5 P.M. New York City time
on March 31, 2008

March 31, 2004
No. W-1

Warrant to Purchase
200,000 Shares

        THIS IS TO CERTIFY, that, for value received, CLAREX, LTD., a Cayman Islands Company (the "Purchaser"), or registered assigns, is entitled, subject to the terms and conditions hereinafter set forth, on or after March 31, 2004, and at any time prior to 5 P.M., New York City time, on March 31, 2008, but not thereafter, to purchase from Photonic Products Group, INC., a New Jersey corporation (the "Company"), up to 200,000 shares (the "Shares") of the Common Stock of the Company, par value $.01 per share (the "Common Stock"), upon payment to the Company of forty two and one half cents ($.425) per Share (the "Purchase Price"), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Article II hereof, and to receive certificates representing the Common Stock so purchased, upon presentation and surrender to the Company of this Warrant, with the form of subscription attached hereto duly executed, and accompanied by payment of the Purchase Price of each Share purchased as provided herein.

        This Warrant is being issued in consideration of the Purchaser's issuance of a $1,700,000 Senior Note due January, 2005.

ARTICLE I—TERMS OF THE WARRANT

        Section 1.01    Subject to the provisions of Sections 1.05 hereof, this Warrant may be exercised at any time and from time to time after the date hereof (the "Commencement Date"), but no later than 5:00 P.M., New York City time, on March 31, 2008 (the "Expiration Time"). If March 31, 2008 is a day on which banking institutions are authorized by law to close, then the date on which this Warrant shall expire shall be the next succeeding day which shall not be such a day. If this Warrant is not exercised on or before the Expiration Time it shall become void, and all rights hereunder shall thereupon cease.

        Section 1.02    (1) The holder of this Warrant (the "Holder") may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed, to the Company at its corporate office in Northvale, New Jersey, together with the full Purchase Price for each Share to be purchased by certified or bank cashier's check payable in United States dollars to the order of the Company, and upon compliance with and subject to the conditions set forth herein.

        (2)   Upon receipt of this Warrant with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Warrant is then being exercised, together with all taxes applicable upon such exercise, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such certificates to the Holder or its nominee.

        (3)   In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

        (4)   The Company covenants and agrees that it will pay when due and payable any and all taxes that may be payable in respect of the issue of this Warrant, or the issue of any shares of Common Stock upon the exercise of this Warrant. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the shares of Common Stock in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such shares of Common Stock.

        Section 1.03    This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Warrant, he shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged at such office. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange that will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

        Section 1.04    Prior to due presentment for registration or transfer of this Warrant, the Company may deem and treat the Holder, as registered on the books of the Company maintained for that purpose, as the absolute owner of this Warrant (notwithstanding any endorsement or notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

        Section 1.05    This Warrant and the Shares as shall be issuable upon the exercise hereof may not be sold, transferred, gifted, pledged or hypothecated unless the Company shall have been supplied evidence reasonably satisfactory to it (including such opinions of counsel as the Company shall require) that such transfer is not in violation of the Securities Act of 1933, as amended (the "Act"). A restrictive legend in substantially the following form shall be placed on the certificate(s) representing the Shares issuable upon exercise of this Warrant:

  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; or (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act."

Subject to the satisfaction of the aforesaid condition and upon surrender of this Warrant or the Shares issued upon the exercise hereof at the office of the Company with the appropriate assignment form duly executed and funds sufficient to pay any transfer tax, the Company shall deliver a new Warrant or Warrants or a new Share certificate or certificates to and in the name of the assignee or assignees named therein.

        Section 1.06    Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

        Section 1.07    Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

        Section 1.08    If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an independent contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

        Section 1.09    (1) The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

        (2)   The Company covenants that all shares of Common Stock when issued upon the exercise of this Warrant will be validly issued, fully paid, nonassessable and free of preemptive rights.

ARTICLE II—ADJUSTMENT OF PURCHASE PRICE
AND NUMBER OF SHARES OF COMMON STOCK
PURCHASABLE UPON EXERCISE

        Section 2.01    Stock Dividends; Stock Splits; Etc.    Subject to the provisions of this Article II, the Purchase Price in effect from time to time shall be subject to adjustment as follows: In case the Company shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock, (ii) subdivide the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, then in each case the Purchase Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision or combination, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision or combination. Any shares of Common Stock of the Company issuable in payment of a dividend shall be deemed to have been issued immediately prior to the record date for such dividend.

        Section 2.02    No adjustment in the Purchase Price in accordance with the provisions of Subsection 2.01 hereof need be made if such adjustment would amount to a change of less than 1% in such Purchase Price; provided that the amount by which any adjustment is not made by reason of the provisions of this Section 2.02 shall be carried forward and taken into account at the time of any subsequent adjustment in the Purchase Price.

        Section 2.03    Upon each adjustment of the Purchase Price pursuant to Subsection 2.01 each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Purchase Price in effect immediately prior to such adjustment and dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

        Section 2.04    In case of any capital reorganization, other than in the cases referred to in Section 2.01 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety, or the conversion, however effected, of the Company into another form of entity (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (as to the shares of Common Stock subject thereto and in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Warrant holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor entity, or if the Company shall be the surviving entity in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of a sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate on the date such sale or conveyance or other transfer is to be consummated.

        Section 2.05    Irrespective of any adjustments pursuant to this Article II, Warrants theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

        Section 2.06    The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock that may result from adjustments in accordance with this Article II to the Purchase Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of full shares of Common Stock that shall be deliverable shall be computed based on the number of shares of Common Stock deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a share of Common Stock on the business day next preceding the date of such exercise. The Holder, by his acceptance of the Warrant, shall expressly waive any right to receive any fractional share of Common Stock upon exercise of the Warrants. For the purposes of this Section 2.08, the market price per share of Common Stock at any date shall mean the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the last reported closing bid and asked prices regular way, in either case as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or its successor, if any. If the price of the Common Stock is not so reported, then such market price shall mean the last known price paid per share by a purchaser of such stock in an arms' length transaction. All calculations under this Section 2.08 shall be made to the nearest 1/100th of a share.

        Section 2.07    In no event shall the Purchase Price be adjusted below the par value per share of the Common Stock.

ARTICLE III—OTHER MATTERS

        Section 3.01    All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

        Section 3.02    Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

  Photonic Products Group, Inc.
  181 Legrand Avenue
  Northvale, New Jersey 07647
  Attention: William Miraglia

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

        Section 3.03    THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW JERSEY.

        Section 3.04    Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and, if permitted, its assignees.

        Section 3.05    The headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

        IN WITNESS WHEREOF, this Warrant has been duly executed by the Company on March 31, 2004.

PHOTONIC PRODUCTS GROUP, INC.
By:
Name: Daniel Lehrfeld, CEO
Attest:
William Miraglia, Secretary

PHOTONIC PRODUCTS GROUP, INC.

Subscription Form

(To be executed by the registered holder to exercise the right to purchase Common Stock evidenced by the foregoing Warrant)

Photonic Products Group, Inc.
181 Legrand Avenue
Northvale, New Jersey 07647
Attention: William Miraglia

        The undersigned hereby irrevocably subscribes for the purchase of              Shares of your Common Stock pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment, covering the purchase of such Shares. Certificates for the shares of Common Stock comprising such Shares should be delivered to the undersigned at the address stated below. If such number of Shares shall not be all of the Shares purchasable hereunder, please deliver a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder to the undersigned at the address stated below.

        The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such shares of Common Stock being purchased hereunder unless either (a) a registration statement covering the sale of such shares of Common Stock has been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement which is in effect under the Act covering the sale of the shares of Common Stock to be so sold, transferred or otherwise disposed of, or (b) counsel acceptable to Photonic Products Group, Inc. and satisfactory to the undersigned has rendered an opinion acceptable to the Company in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the shares of Common Stock is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned pursuant hereto are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section 1.05 of this Warrant to the certificates for shares of Common Stock hereby subscribed for.

Dated:	Signed:

Signature guaranteed:	Address:

PHOTONIC PRODUCTS GROUP, INC.
Assignment Form

(To be executed by the registered holder to effect assignment of the foregoing warrant)

FOR VALUE RECEIVED                        hereby sells, assigns and transfers unto                        the right to purchase                        Shares of the Common Stock of the Company purchasable pursuant to the within Warrant, on the terms and conditions set forth therein, and does hereby irrevocably constitute and appoint Photonic Products Group, Inc. and/or its transfer agent Attorney to transfer on the books of the Company Warrants representing such rights, with full power of substitution.

Dated:

Signed:

Signature guaranteed:

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